SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 23, 2002
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                              Communicate.com Inc.
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                     (Exact Name of Registrant as Specified)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

           000-29929                                    33-0786959
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     (Commission File Number)                 (IRS Employer Identification No.)

#600 - 1100 Melville Street, Vancouver, B.C.              V6E 4A6
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (604) 697-0136
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR.

Effective July 23, 2002, Mr. R Leigh Jeffs resigned as Director and President, Secretary and Treasurer of the Company and its subsidiary Domain Holdings Inc. Concurrently, Mr. David Jeffs is appointed as Director and President and Secretary of the Company and its subsidiary, and Mr. J Cameron Pan is appointed as Treasurer of the Company and its subsidiary.



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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Communicate.com Inc., a Nevada
                                                 corporation



Date:       July 25, 2002                        By      /s/   David Jeffs
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                                                 Title:        President




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